UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 2, 2006
(Date of report; date of
earliest event reported)
Commission file number: 0-51438
RESIDENTIAL CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-1770738
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
8400 Normandale Lake Boulevard
Minneapolis, Minnesota
55437
(Address of principal executive offices)
(Zip Code)
(952) 857-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES

Item 8.01. Other Events
On April 3, 2006, General Motors Corporation (“GM”) announced that it, General Motors Acceptance Corporation, Residential Capital Corporation’s indirect parent (“GMAC”), and GM Finance Co. Holdings Inc., a Delaware corporation and a wholly owned subsidiary of GM, entered into a Purchase and Sale Agreement (the “Agreement”) with FIM Holdings LLC, a Delaware limited liability company (“Purchaser”), pursuant to which GM will sell to Purchaser common limited liability company interests of GMAC representing 51% of the common limited liability company interests of GMAC (following its conversion to limited liability company form prior to the completion of the Acquisition), upon the terms and subject to the conditions set forth in the Agreement. For more information concerning the Agreement, see the Current Reports on Form 8-K filed by GM and GMAC on April 3, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL CAPITAL CORPORATION

(Registrant)

Dated:	April 3, 2006	/s/ Davee L. Olson

Davee L. Olson
Chief Financial Officer

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